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                                                                    Exhibit 10.7

                                                                  EXECUTION COPY


                                     SECOND
                                    AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT


                  THIS SECOND AMENDMENT dated as of October 25, 1999 (the "Amendment") to the Amended and Restated Receivables Purchase Agreement, dated as of March 31, 1998 and amended as of November 30, 1998 (the "Agreement") among LEXMARK INTERNATIONAL, INC., as servicer (the "Servicer"), LEXMARK RECEIVABLES CORPORATION, as seller (the "Seller"), DELAWARE FUNDING CORPORATION, as buyer (the "Buyer") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as administrative agent (the "Administrative Agent"), is by and among the parties listed above. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

                                    RECITALS

                  WHEREAS, the Administrative Agent, the Servicer, the Seller and the Buyer wish to amend the Agreement in certain respects as provided below, and the APA Purchasers are willing to consent to such amendments upon the terms provided for herein;

                  WHEREAS, pursuant to Section 9.06 of the Agreement, the Administrative Agent, the Servicer, the Seller and the Buyer may, from time to time, enter into agreements amending, modifying or supplementing the Agreement;

                  NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

                  SECTION 1.  AMENDMENTS  TO SECTION 1.01 OF THE  AGREEMENT.
The definitions of "Concentration Factor," "Default Reserve," "Expiration Date," "Maximum Net Investment" and "Loss Percentage" in Section 1.01 of the Agreement are hereby deleted in their entirety and replaced with the following:

                  "Concentration Factor" shall mean (i) for any Group A Obligor and its Subsidiaries, 12.5% of an amount equal to the Outstanding Balances of all Eligible Receivables, (ii) for any Group B Obligor and its Subsidiaries, 5.5% of an amount equal to the Outstanding Balances of all Eligible Receivables,
(iii) for any Group C Obligor and its Subsidiaries, 3.57% of an amount equal to the Outstanding Balances of all Eligible Receivables, (iv) for any Group D Obligor and its Subsidiaries, 3.125% of an amount equal to the Outstanding Balances of all Eligible Receivables and (v) for any Obligor and its Subsidiaries and Affiliates listed on Exhibit F hereto of an amount equal to the Outstanding Balances of all Eligible Receivables; provided, however, that if Compaq Computer Corporation ceases to be a Special Obligor as provided on Exhibit F hereto, then the Concentration Factors specified in (ii) and (iii) above shall be 6.25% and 4.167%, respectively.
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                  "Default Reserve" shall be determined at the end of each
calendar month for the immediately succeeding calendar month and shall be a percentage equal to the following:

                                DR = 2.00 x a x b

where:

DR  =    Default Reserve;

a = The highest average of the Default Ratios for any three consecutive calendar months that occurred during the period of twelve consecutive calendar months ending on the last day of such calendar month of determination; and

b = A fraction, (i) the numerator of which is equal to the aggregate Outstanding Balance of all Receivables generated during the period of the three consecutive calendar months ending on the last day of the month as of which the Default Reserve is determined (or such other period as the Administrative Agent may reasonably determine with the consent of the Seller (which consent shall not be unreasonably withheld)) and (ii) the denominator of which is equal to the Net Receivables Balance on the last day of the month as of which the Default Reserve is determined.

                  "Expiration Date" shall mean the earliest of (i) October 20, 2000 as such date may be extended in the sole discretion of the Buyer pursuant to the terms hereof, (ii) the date of termination of the commitment of the Program LOC Bank under the Program Letter of Credit Reimbursement Agreement,
(iii) the date of termination of the commitment of the APA Lending Banks under the APA Credit Agreement, (iv) the date of termination of the commitment of any APA Purchaser under the Asset Purchase Agreement (unless other APA Purchaser(s) or a replacement APA Purchaser accepts such terminating APA Purchaser's commitment or unless the Maximum Purchase Commitment and the Net Investment (if necessary) are reduced in an amount equal to the terminated commitment), and (v) the day on which the Buyer delivers a Notice of Termination pursuant to Section
7.02 hereof or a Termination Event described in Section 7.01(j) hereof occurs.

                  "Loss Percentage" shall mean, at any time, the greater of (i) 12.5% and (ii) the Default Reserve.

                  "Maximum Net Investment" shall mean $150,000,000, unless otherwise increased with the consent of the Buyer or reduced as provided for in
Section 2.11(a) hereof; provided, however, that at all times on and after the Expiration Date, the "Maximum Net Investment" shall mean the Net Investment.

                   SECTION 2. AMENDMENT TO EXHIBIT F OF THE AGREEMENT. In connection with the amendments provided for by this Amendment, the attached List of Special Obligors set forth on Exhibit F hereto shall supersede the Exhibit F that is part of the Agreement, and from and after the date of this Amendment all references to such Exhibit F shall refer to the Exhibit F attached to this Amendment.

                   SECTION 3. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically amended or waived hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean such Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Amendment, as though the terms and obligations of the Agreement were set forth herein.

                   SECTION 4. EFFECTIVENESS. The amendments provided for by this Amendment shall become effective as of the date hereof, upon receipt by the Administrative Agent of (i) counterparts of this Amendment, duly executed by each of the parties hereto, (ii) an officer's certificate for each of the Seller and the Servicer dated the date hereof in form and substance satisfactory to the Administrative Agent, (iii) an opinion of counsel to the Seller and Servicer in form and substance satisfactory to the Administrative Agent and (iv) an Amended and Restated Subordinated Note dated October 25, 1999, executed by the Seller and the Servicer, providing for an extension of the Stated Maturity of such Note.

                   SECTION  5.  COUNTERPARTS.  This  Amendment  may be
executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

                    SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to the Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       DELAWARE FUNDING CORPORATION

                                       By:    Morgan Guaranty Trust Company of
                                              New York, as attorney-in-fact for
                                              Delaware Funding Corporation


                                       By:    /s/ Janine D. Marsini
                                             ---------------------------------
                                              Authorized Signatory

                                              Vice President
                                             ---------------------------------
                                              Title

                                       MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK, as Administrative Agent


                                       By:    /s/ Janine D. Marsini
                                             ---------------------------------
                                              Authorized Signatory

                                              Vice President
                                             ---------------------------------
                                              Title

                                       LEXMARK RECEIVABLES CORPORATION



                                       By:    /s/ Gary E. Morin
                                             ---------------------------------
                                              Authorized Signatory

                                              President
                                             ---------------------------------
                                              Title

                                       LEXMARK INTERNATIONAL, INC.



                                       By:    /s/ Gary E. Morin
                                             ---------------------------------
                                              Authorized Signatory

                                              Vice President and Chief
                                                Financial Officer
                                             ---------------------------------
                                              Title


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                                                                       EXHIBIT F
                                                                              to
                                                            Amended and Restated
                                                  Receivables Purchase Agreement

                            List of Special Obligors


         Obligor                                          Concentration Factor

         All Government Obligors, in                          3.0%
         the aggregate

         Compaq Computer Corporation 1                        7.0%



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1 If its unsecured short-term debt rating either (i) ceases to be rated "A-2" by
S&P or "P-2" by Moody's or (ii) is withdrawn by S&P or Moody's, Compaq Computer Corporation shall no longer be a Special Obligor for purposes of this Agreement.